UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported): April 19, 2021

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714

(Address of principal executive offices, including zip code)

(847) 966-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in a Current Report on Form 8-K, filed on April 19, 2021 (the “Form 8-K”), Perma-Pipe International Holdings, Inc. (the "Company") announced its entry into a purchase and sale agreement with Nash88, LLC (“Nash88”), pursuant to which the Company sold its land and buildings in Lebanon, Tennessee (the "Property") for a purchase price of $10.4 million. The transaction generated net proceeds of $8.7 million in cash. Concurrent with the sale of the Property, the Company entered into a fifteen-year lease agreement whereby the Company will lease back the Property at an annual rental rate of approximately $0.8 million, subject to annual rent increases. The Company has four consecutive options to extend the term of the lease by five years for each such option. At closing, $0.4 million was placed in a short term escrow account to cover certain post-closing contingencies that may arise.

This Amendment No. 1 to Current Report on Form 8-K/A is being filed by the Company to amend Item 9.01 of the Form 8-K to file the following as exhibits to the Form 8-K: (i) the Real Estate Purchase and Sale Agreement with Escrow Instructions dated January 22, 2021, between the Company and Winkler Properties, LP ("Winkler"), which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, (ii) the First Amendment to Real Estate Purchase and Sale Agreement with Escrow Instructions dated February 23, 2021, between the Company and Winkler, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference, (iii) the Second Amendment to Real Estate Purchase and Sale Agreement with Escrow Instructions, dated April 12, 2021, between the Company and Nash88, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference, and (iv) the Lease dated March 15, 2021, between the Company and Nash88, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 9.01 of the Form 8-K is amended to read in its entirety as follows:

Item 9.01.	Exhibits.

Exhibit

Number

(10.1)	Real Estate Purchase and Sale Agreement with Escrow Instructions dated January 22, 2021, between the Company and Winkler
(10.2)	First Amendment to Real Estate Purchase and Sale Agreement with Escrow Instructions dated February 23, 2021, between the Company and Winkler
(10.3)	Second Amendment to Real Estate Purchase and Sale Agreement with Escrow Instructions dated April 12, 2021, between the Company and Nash88
(10.4)	Lease dated March 15, 2021, between the Company and Nash88

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: April 22, 2021	By:	/s/ D. Bryan Norwood
D. Bryan Norwood
Vice President and Chief Financial Officer